SCHEDULE 14A INFORMATION
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AMERITRADE HOLDING CORPORATION
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Filed by Ameritrade Holding Corporation
Pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934
Subject Company: Ameritrade Holding Corporation
Commission File No.: 000-49992
This filing consists of slides posted on the website of Ameritrade Holding Corporation in connection with the earnings conference call held on October 25, 2005 for the quarter and fiscal year ended September 30, 2005.

September Quarter and Fiscal Year 2005 Earnings October 25, 2005

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity and sensitivity analysis, accounts, stock price or the impact of the proposed TD Waterhouse transaction, including information regarding the funding of the special dividend, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, conditions to closing of the debt financing and TD Waterhouse transaction, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K and our latest Quarterly Report on Form 10-Q. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional information and where to find it In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission ("SEC") on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC's web site at www.sec.gov. Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank's directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC's web site at www.sec.gov.

GAAP Reconciliation During this presentation, references to financial measures of the Company will include references to non-GAAP financial measures such as operating margin, expenses excluding advertising, EBITDA and liquid assets. A complete reconciliation between GAAP and non- GAAP financial measures can be found on slides 15 through 18.

2003 0.32 2004 0.64 2005 0.81 $0.32 $0.64 $0.81 2003 2004 2005 Third Consecutive Record Year - EPS +27% Net Income $137M $272M $335M = $744M Earnings are per diluted share.

? EPS $0.23 $0.81 ? Net Income $97M $335M ? Pre-Tax Inc $158M, 58% $545M, 54% ? Op Margin* $178M, 65% $637M, 64% ? EBITDA* $166M, 60% $572M, 57% ? Net Rev $274M $1B *See attached reconciliation of financial measures. Earnings are per diluted share Sept Q 05 FY 05 Year of Records

? Avg TPD 146K 156K ? ROE Annualized 25% 25% ? New Accts* 69K 372K (327K + 45K JBOH) ? Net Acct Growth* 28K 197K ? Qualified Accts** 1.735M ? Client Assets $83B ? Liquid Assets*** $397M Sept Q 05 FY 05 *Includes funded and unfunded accounts. **Client accounts with a total liquidation value of $2,000 or more, except Clearing accounts. ***See attached reconciliation of financial measures

NITE Stock** NITE Hedge** Net Impact on Stockholders' Equity*** NITE Position FY05 FY04 $(4.0) (In Millions) Q2 - Q4 FY 03* $(9.6) $31.3 $5.0 $10.5 $(28.0) $1.0 $0.9 $3.3 NITE is the symbol for Knight Capital Group, Inc. *FY 03 presentation begins with Q2 because the first prepaid variable forward contracts were entered into during Q2. **Unrealized gain/(loss), net of tax. ***Net impact already factored into stockholders' equity as of FY end '05, '04 and '03.

FY 03 0.32 FY 04 0.64 FY 05 0.81 FY 06 $1.02 $0.32 $0.83 $0.64 $0.81 Strong EPS Growth Orange dotted lines indicate Company's earnings guidance. Earnings are per diluted share.

Quarterly EPS - 2004 vs. 2005 Dec Q 04 0.17 Dec Q 05 0.22 0 Mar Q 04 0.19 Mar Q 05 0.17 0 Jun Q 04 0.15 Jun Q 05 0.18 0 Sep Q 04 0.14 Sep Q 05 0.23 Dec Q 04 Dec Q 05 Mar Q 04 Mar Q 05 Jun Q 04 Jun Q 05 Sep Q 04 Sep Q 05 $0.17 $0.22 $0.19 $0.17 $0.15 $0.18 $0.14 $0.23 Earnings are per diluted share.

Operating Leverage Sep Q 05 vs. SQLY 47% 64% Operating Leverage EPS Growth Net Revenue Growth Earnings are per diluted share.

Revenue Comparison Sep Q 04 Sep Q 05 Commission and Clearing Fees Net Interest Revenue Other 7% 46% 47% 55% 34% 11%

Sources 397 353 Adj 44 353 Canada 36 389 Earnings 17 AMTD Amt 406 TDW Amount 406 Debt 406 812 Dividend 1624 2436 Estimated Dividend Funding Liquid Assets 9/30/05* Canada Proceeds Net of Tax Req'd Earnings $397M $44M $36M $17M $406M $406M $1,624M $2,436M Extra 1% Agg. Debits1 (1) Agg Debits x 1% ($4,372M x 1% = $44M) *See attached reconciliation of financial measures. $4 from Debt $1 from AMTD $1 from TDBFG $6 Dividend

FY 03 0.32 FY 04 0.64 FY 05 0.81 FY 06 $1.02 $0.32 $0.83 $0.64 $0.81 Strong EPS Growth Orange dotted lines indicate Company's earnings guidance. Earnings are per diluted share.

Reconciliation of Financial Measures

Reconciliation of Financial Measures

Reconciliation of Financial Measures, cont.

Reconciliation of Financial Measures, cont.

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